Exhibit 10.13
INTELLECTUAL PROPERTY SECURITY AGREEMENT
THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”), dated as of August 31, 2010, is made by each of DESTRON FEARING CORPORATION, a Delaware corporation (“DFC”), DIGITAL ANGEL CORPORATION, a Delaware corporation (“DOC”), DIGITAL ANGEL TECHNOLOGY CORPORATION, a Minnesota corporation (“DATC”), FEARING MANUFACTURING CO., INC., a Minnesota corporation (“FMC”), and GT ACQUISITION SUB, INC., a Minnesota corporation (“GTAS” and together with DFC, DOC, DATC and FMC, collectively referred to as the “Grantors” and each, a “Grantor”), in favor of TCI BUSINESS CAPITAL, INC., a Minnesota corporation (“Lender”).
WHEREAS, pursuant to that certain Credit and Security Agreement dated as of the date hereof by and between DFC (the “Borrower”) and Lender (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lender has agreed to provide financial accommodations to the Borrower;
WHEREAS, Lender is willing to enter into the Security Agreement, but only upon the condition, among others, that each Grantor shall have executed and delivered to Lender this Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
SECTION 1. DEFINED TERMS.
(a) When used herein the following terms shall have the following meanings:
“Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.
“Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
“General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.

“Obligations” means, all loans, Advances, debts, liabilities, obligations, covenants and duties owing by each Grantor and each of its Subsidiaries to Lender (or any corporation that directly or indirectly controls or is controlled by or is under common control with Lender), of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including any debt, liability or obligation owing from any Grantor and/or each of its Subsidiaries to others which Lender may have obtained by assignment or otherwise and further including all interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Advances and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), charges or any other payments each Grantor and each of its Subsidiaries is required to make by law or otherwise arising under or as a result of the Credit Agreement, the other Loan Documents or otherwise, together with all reasonable expenses and reasonable attorneys’ fees chargeable to the Grantors’ or any of their respective Subsidiaries’ accounts or incurred by Lender in connection therewith.
“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.
“Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
“Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals thereof.
“Trademark Licenses” means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.
“UCC” shall have the meaning provided thereto in the Credit Agreement.
(b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

SECTION 2. GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Obligations of such Grantor now or hereafter existing from time to time, each Grantor hereby grants to Lender a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Intellectual Property Collateral”):
(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;
(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;
(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;
(d) all of the Patents, Trademarks and Copyrights identified in Schedule I, Schedule II and Schedule III, respectively, that are material to its business or operations, as referred to on Schedule IV hereto, said Schedule IV, together with updated Schedules I, II and III, to be provided to Lender within 45 days of the execution of this Agreement;
(e) all reissues, continuations or extensions of the foregoing;
(f) all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and
(g) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License, (ii) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (iii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iv) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (v) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (vi) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.
SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto. Grantor’s Patents, Trademarks and Copyrights are valid and enforceable, are solely owned by Grantor and there is no claim that the use of any of them violates the rights of any third person. No registered Patent listed in Schedule I hereto, and no registered Trademark listed on Schedule II hereto, has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such patent been cancelled, in whole or in part, and each such Patent and Tradmark (unless listed as expired) is presently subsisting. Each Grantor has the unqualified right to execute and deliver this Agreement and perform its terms. This Agreement is effective to create a valid and continuing lien on and perfected security interests in favor of Lender in all of Grantor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, Grantor. Upon filing of this Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Lender’s Lien on each Grantor’s Patents, Trademarks and Copyrights shall have been duly taken, including clearing up any gaps or inaccuracies in the chain of title in the Patents, Trademarks and Copyrights identified in Schedules I, II and III, respectively, at the sole cost of Grantor, which action shall take place within 45 days of the execution of this Agreement.

SECTION 4. COVENANTS. Each Grantor covenants and agrees with Lender that from and after the date of this Agreement:
(a) Grantor shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) that is material to the conduct of its business or operations may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any similar foreign office or agency or any court) regarding Grantor’s ownership of any Patent, Trademark or Copyright that is material to the conduct of its business or operations, its right to register the same, or to keep and maintain the same. If, before the Obligations shall have been satisfied in full or before the Loan Documents have been terminated, Grantor shall (i) become aware of any patent applications or trademark applications filed with the U.S. Patent and Trademark Office which are not in existence on the date hereof, (ii) become aware of any existing registered Patents or registered Trademarks of which Grantor has not previously informed the Lender, or (c) become entitled to the benefit of any registered Patents or registered Trademarks, which benefit is not in existence on the date hereof, the provisions of this Agreement above shall automatically apply thereto and Grantor shall give to the Lender prompt written notice thereof.
(b) In the event Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency after the effective date of this Agreement, Grantor shall provide Lender written notice thereof, and, upon request of Lender, Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Lender) to evidence Lender’s lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.
(c) Grantor shall take all commercially reasonable actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing) which applications and registrations are material to the conduct of its business or operations, including, but not limited to, the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Lender shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein. Lender may record this Agreement, an abstract thereof, or any other document describing Lender’s interest in the Patents and Trademarks with the U.S. Patent and Trademark Office, at the expense of Grantors. In addition, each Grantor authorizes Lender to file financing statements describing the Intellectual Property Collateral in any UCC filing office deemed appropriate by Lender. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to any one or more of the Trademarks, such Grantor shall immediately notify Lender in a writing signed by such Grantor of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

(d) In the event that any of the Intellectual Property that is material to the conduct of its business or operations is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Lender promptly after Grantor learns thereof. Grantor shall take all commercially reasonable actions to protect such Intellectual Property and to seek any and all damages for such infringement, misappropriation or dilution.
(e) Each Grantor agrees that until the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, such Grantor shall not, without the prior written consent of Lender (which will not be unreasonably withheld, conditioned or delayed), sell or assign its interest in any of the Intellectual Property Collateral, or enter into any other agreement with respect to any Intellectual Property Collateral, which would affect the validity or enforcement of the rights transferred to Lender under this Agreement.
SECTION 5. SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Lender by Borrower pursuant to the Credit Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Intellectual Property Collateral made and granted by Borrower herein are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein and shall apply to all Grantors. Each Grantor agrees that following the occurrence and during the continuance of an Event of Default under the Credit Agreement (a) the use by Lender (consistent with its role and rights as a secured party) of any or all Intellectual Property Collateral shall be without any liability for royalties or other related charges from Lender to any Grantor, and (b) Lender shall have the right, but shall in no way be obligated, to bring suit in its own name, or in the name of any Grantor, to enforce any Patents, Trademarks or Copyrights and, if Lender shall commence any such suit, Grantor shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents reasonably required by Lender in aid of such enforcement and the Grantor shall promptly, upon demand, reimburse and indemnify Lender for all costs and expenses incurred by Lender in the exercise of its rights under this Section 5.
SECTION 6. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 7. INDEMNIFICATION.
(a) Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and/or Copyrights and each Grantor hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of such Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights.
(b) In any suit, proceeding or action brought by Lender under any Patent License, Trademark License or Copyright License for any sum owing thereunder, or to enforce any provisions of such license, such Grantor will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor, and all such obligations of any Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Lender.
SECTION 8. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.
SECTION 9. TERMINATION OF THIS AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon payment in full in cash of all Obligations and irrevocable termination of the Credit Agreement.
SECTION 10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.
SECTION 11. EXPENSES. All reasonable expenses incurred in connection with the performance of any of the covenant and agreements set forth herein shall be the joint and several liability of each Grantor. All reasonable fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and legal expenses, incurred by Lender in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Intellectual Property Collateral or in defending or prosecuting any actions or proceedings arising out of or related to the Intellectual Property Collateral shall be borne by and paid by the Grantors.
[Signature Page to Follow]

IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

DESTRON FEARING CORPORATION
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer

DIGITAL ANGEL CORPORATION
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer

DIGITAL ANGEL TECHNOLOGY CORPORATION
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer

FEARING MANUFACTURING CO., INC.
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer

GT ACQUISITION SUB, INC.
By:
	Name:	Jason Prescott
	Title:	Chief Financial Officer

Accepted this 31st day of August 2010.
TCI BUSINESS CAPITAL, INC.,
a Minnesota corporation

By:
Name: Catherine Sedacca
Title: Chief Risk Officer

SCHEDULE I
Patent Registrations and Applications
REGISTRATIONS:

Patent Number/	Date of Patent/
Publication Number	Publication Date	Description
5,041,826	August 20, 1991	IDENTIFICATION SYSTEM

5,166,676	November 14, 1992	IDENTIFICATION SYSTEM

5,211,129	May 18, 1993	SYRINGE-IMPLANTABLE IDENTIFICATION TRANSPONDER

5,629,678	May 13, 1997	PERSONAL TRACKING AND RECOVERY SYSTEM

5,923,300	July 13, 1999	MULTI-PHASE TRANSMITTER WITH SINGLE RECEIVE ANTENNA FOR TRANSPONDER INTERROGATOR

5,952,935	September 14, 1999	PROGRAMMABLE CHANNEL SEARCH READER

6,184,777	February 6, 2001	APPARATUS AND METHOD FOR REMOTELY TESTING A PASSIVE INTEGRATED TRANSPONDER TAG INTERROGATION SYSTEM

6,369,694	April 9, 2002	APPARATUS AND METHOD FOR REMOTELY TESTING A PASSIVE INTEGRATED TRANSPONDER TAG INTERROGATION SYSTEM

6,400,338	June 4, 2002	PASSIVE INTEGRATED TRANSPONDER TAG WITH UNITARY ANTENNA CORE

6,559,620	May 6, 2003	SYSTEM AND METHOD FOR REMOTE MONITORING UTILIZING A RECHARGEABLE BATTERY

6,700,547	March 2, 2004	MULTIDIRECTIONAL WALKTHROUGH ANTENNA

6,720,930	April 13, 2004	OMNIDIRECTIONAL RFID ANTENNA

6,833,790	December 21, 2004	LIVESTOCK CHUTE SCANNER

6,847,892	January 25, 2005	SYSTEM FOR LOCALIZING AND SENSING OBJECTS AND PROVIDING ALERTS

Patent Number/	Date of Patent/
Publication Number	Publication Date	Description
6,947,004	September 20, 2005	PASSIVE INTEGRATED TRANSPONDER TAG WITH UNITARY ANTENNA CORE

7,015,826	March 21, 2006	METHOD AND APPARATUS FOR SENSING AND TRANSMITTING A BODY CHARACTERISTIC OF A HOST

7,176,846	February 13, 2007	PASSIVE INTEGRATED TRANSPONDER TAG WITH UNITARY ANTENNA CORE

7,125,382	October 24, 2006	EMBEDDED BIO-SENSOR SYSTEM

2004/0036626	February 26, 2004	INTERROGATION DEVICE AND METHOD FOR SCANNING

7,241,266	July 10, 2007	TRANSDUCER FOR EMBEDDED BIO-SENSOR USING BODY ENERGY AS A POWER SOURCE

7,297,112	November 20, 2007	EMBEDDED BIO-SENSOR SYSTEM

2008/0110065	May 15, 2008	SYSTEM AND METHOD FOR INK OVER LASER LABEL MARKING

2008/0180242	July 31, 2008	MICRON-SCALE IMPLANTABLE TRANSPONDER

2009/0102607	April 23, 2009	AUTOMATIC TUNING READER

2008/0033273	February 7, 2008	EMBEDDED BIO-SENSOR SYSTEM

2008/0186166	August 7, 2008	SYSTEMS AND METHODS FOR MONITORING AND TRACKING

5,483,441	January 9, 1996	SYSTEM FOR ANIMAL EVALUATION THROUGH IMAGE ACQUISITION

5,579,949	November 19, 1996	SYSTEM FOR ANIMAL EVALUATION THROUGH IMAGE ACQUISITION

5,644,643	July 1, 1997	CHUTE FOR USE WITH AN ANIMAL EVALUATION SYSTEM

6,974,373	December 13, 2005	APPARATUS AND METHODS FOR THE VOLUMETRIC AND DIMENSIONAL MEASUREMENT OF LIVESTOCK

Patent Number/	Date of Patent/
Publication Number	Publication Date	Description
7,039,220	May 2, 2006	METHODS AND APPARATUS FOR THE DIMENSIONAL MEASUREMENT OF LIVESTOCK USING A SINGLE CAMERA

7,214,128	May 8, 2007	APPARATUS AND METHODS FOR THE VOLUMETRIC AND DIMENSIONAL MEASUREMENT OF LIVESTOCK

2005/0257748	November 24, 2005	APPARATUS AND METHODS FOR THE VOLUMETRIC AND DIMENSIONAL MEASUREMENT OF LIVESTOCK

2006/0114109	June 1, 2006	RADIO FREQUENCY ANIMAL TRACKING SYSTEM

2007/0103314	May 10, 2007	RADIO FREQUENCY ANIMAL TRACKING SYSTEM

2007/0103315	May 10, 2007	FLEXIBLE ANIMAL TAG, PRINTING SYSTEM, AND METHODS

2009/0058730	March 5, 2009	ANIMAL MANAGEMENT SYSTEM INCLUDING RADIO ANIMAL TAG AND ADDITIONAL TRANSCEIVER(S)

2008/0314921	December 25, 2008	DISPENSING CONTAINER

D591,012	April 21, 2009	ANIMAL EAR TAG

2009/0058653	March 5, 2009	HOSPITAL INVENTORY MANAGEMENT INCLUDING RADIO TAG(S) AND ADDITIONAL TRANSCEIVER(S)

2009/0094869	April 16. 2009	ELECTRONIC TAG

2008/0100423	May 1, 2008	POWER MANAGEMENT IN RADIO FREQUENCY DEVICES

2010/0045468	February 25, 2010	RADIO FREQUENCY ANIMAL TRACKING SYSTEM

2009/0115578	May 7, 2009	RADIO FREQUENCY ANIMAL TRACKING SYSTEM

2010/0145354	June 10, 2010	ANIMAL TAG APPLICATOR

6,958,443	October 25, 2005	LOW POWER THERMOELECTRIC GENERATOR

Patent Number/	Date of Patent/
Publication Number	Publication Date	Description
7,629,531	December 8, 2009	LOW POWER THERMOELECTRIC GENERATOR

2009/0025771	January 29, 2009	LOW POWER THERMOELECTRIC GENERATOR

7,626,114	December 1, 2009	THERMOELECTRIC POWER SUPPLY

2009/0025773	January 29, 2009	THERMOELECTRIC GENERATOR WITH MICRO-ELECTROSTATIC ENERGY CONVERTER

7,619,522	November 17, 2009	RADIO FREQUENCY ANIMAL TRACKING SYSTEM
PATENT APPLICATIONS:
None.

SCHEDULE II
Trademark Registrations and Applications
REGISTRATIONS:

Registration Number /	Registration Date /
Serial Number	Filing Date	Description of Mark
3,453,310	June 24, 2008	MISCELLANEOUS DESIGN

3,523,900	October 28, 2008	DF DESTRON FEARING (STYLIZED)

3,523,932	October 28, 2008	DF DESTRON FEARING

3,523,933	October 28, 2008	DF (STYLIZED)

3,734,788	January 5, 2010	DF

3,737,766	January 12, 2010	DF DESTRON FEARING (STYLIZED)

1,990,445	July 30, 1996	BIOBOND

3,181,478	December 5, 2006	BIO-THERMO

3,743,456	January 26, 2010	COOLTAGS

3,743,457	January 26, 2010	COOLTAGS

3,763,082	March 23, 2010	CHOICESETS

77-683,903	March 5, 2009	DARK & DURABLE

77-683,922	March 5, 2009	DARK & DURABLE

1,476,570	February 16, 1988	DESTRON

3,453,311	June 24, 2008	DESTRON FEARING

3,453,312	June 24, 2008	DESTRON FEARING

2,616,010	September 3, 2002	DIGITAL ANGEL

1,427,509	February 3, 1987	DUFLEX (STYLIZED)

77-800,704	August 10, 2009	DURA-FLEX

2,566,303	April 30, 2002	E.TAG

77-663,529	February 4, 2001	E2.TAG

Registration Number /	Registration Date /
Serial Number	Filing Date	Description of Mark
2,312,960	February 1, 2000	FEARING

1,931,470	October 31, 1995	HOG MAX

1,828,749	March 29, 1994	INFECTA GUARD

1,801,443	October 26, 1993	LIFECHIP

2,822,415	March 16, 2004	LITTER MAX

2,831,909	April 13, 2004	PIGSMART

2,694,912	March 11, 2003	POCKET READER

1,975,502	May 21, 1996	POCKET READER

2,089,768	August 19, 1997	POCKET READER EX

1,849,931	August 16, 1994	MISCELLANEOUS DESIGN (TAB DESIGN)

85-011,875	April 12, 2010	CALF CHECK AND DESIGN

85-011,886	April 12, 2010	PIG CHECK AND DESIGN

85-079,121	July 7, 2010	CLARID

3,587,768	March 10, 2009	C-SCAN

3,537,810	November 25, 2008	G2.TAG

3,502,370	September 16, 2008	R.TAG

3,482,628	August 5, 2008	MICRO.TAG

3,616,710	May 5, 2009	M.TAG

3,310,113	October 9, 2007	GEISSLER

1,354,903	August 20, 1985	DECKEM

2,833,021	April 13, 2004	DIGITAG

1,735,617	November 24, 1992	INFODEX

2,861,760	July 6, 2004	SNAPTAG

3,330,767	November 6, 2007	VETERINARY SCIENCE TECHNOLOGY FOR THE ANIMAL EMPIRE

TRADEMARK APPLICATIONS:

Application Number	Application Date	Description of Mark
85/079,078	July 7, 2010	GNETXID

85/079,077	July 7, 2010	GNXTAG
TRADEMARK LICENSES:
None.

SCHEDULE III
Copyright Registrations and Applications
Copyrights:
None.
Copyright Applications:
None.
Copyright Licenses:
None.